DIREXION SHARES ETF TRUST

Direxion Daily BRIC Bull 2X Shares (BRIL)
Direxion Daily BRIC Bear 2X Shares (BRIS)
Direxion Daily India Bull 2X Shares (INDL)
Direxion Daily India Bear 2X Shares (INDZ)
Direxion Daily Gold Miners Bull 2X Shares (NUGT)
Direxion Daily Gold Miners Bear 2X Shares (DUST)
Direxion Daily Natural Gas Related Bull 2X Shares (GASL)
Direxion Daily Natural Gas Related Bear 2X Shares (GASX)
Direxion Daily Retail Bull 2X Shares (RETL)
Direxion Daily Retail Bear 2X Shares (RETS)

Supplement dated August 12, 2011 to the
Prospectus and Statement of Additional Information (“SAI”) dated June 13, 2011

Effective October 11, 2011, the Board of Trustees of Direxion Shares ETF Trust (“Trust”), based upon the recommendation of Rafferty Asset Management, LLC, the adviser for the Direxion Daily BRIC Bull 2X Shares, Direxion Daily BRIC Bear 2X Shares, Direxion Daily India Bull 2X Shares, Direxion Daily India Bear 2X Shares, Direxion Daily Gold Miners Bull 2X Shares, Direxion Daily Gold Miners Bear 2X Shares, Direxion Daily Natural Gas Related Bull 2X Shares, Direxion Daily Natural Gas Related Bear 2X Shares, Direxion Daily Retail Bull 2X Shares and Direxion Daily Retail Bear 2X Shares (the “Funds”), each a series of the Trust, has approved the following revisions to the Funds’ names, investment objectives and investment strategies:

*   *   *   IMPORTANT NOTICE REGARDING CHANGE OF INVESTMENT POLICY *   *   *

Effective October 11, 2011, each of the Funds’ names will be changed as follows:

Current Fund Name	New Fund Name
Direxion Daily BRIC Bull 2X Shares	Direxion Daily BRIC Bull 3X Shares
Direxion Daily BRIC Bear 2X Shares	Direxion Daily BRIC Bear 3X Shares
Direxion Daily India Bull 2X Shares	Direxion Daily India Bull 3X Shares
Direxion Daily India Bear 2X Shares	Direxion Daily India Bear 3X Shares
Direxion Daily Gold Miners Bull 2X Shares	Direxion Daily Gold Miners Bull 3X Shares
Direxion Daily Gold Miners Bear 2X Shares	Direxion Daily Gold Miners Bear 3X Shares
Direxion Daily Natural Gas Related Bull 2X Shares	Direxion Daily Natural Gas Related Bull 3X Shares
Direxion Daily Natural Gas Related Bear 2X Shares	Direxion Daily Natural Gas Related Bear 3X Shares
Direxion Daily Retail Bull 2X Shares	Direxion Daily Retail Bull 3X Shares
Direxion Daily Retail Bear 2X Shares	Direxion Daily Retail Bear 3X Shares

Currently, each of the Fund’s investment objectives is to seek daily investment results, before fees and expenses, of 200% (for the Funds with the word Bull in their names) or -200% (for the Funds with the word Bear in their names) of the price performance of the Fund’s target index.  Effective October 11, 2011, each of the Funds’ investment objectives will be changed to seek daily investment results, before fees and expenses, of 300% or -300% of the performance of the Fund’s target index, as reflected below:

Fund Name	Index or Benchmark	Daily Target
Direxion Daily BRIC Bull 3X Shares	BNY BRIC Select ADR Index®	300%
Direxion Daily BRIC Bear 3X Shares		-300%
Direxion Daily India Bull 3X Shares	Indus India Index	300%
Direxion Daily India Bear 3X Shares		-300%
Direxion Daily Gold Miners Bull 3X Shares	NYSE Arca Gold Miners Index	300%
Direxion Daily Gold Miners Bear 3X Shares		-300%
Direxion Daily Natural Gas Related Bull 3X Shares	ISE-Revere Natural Gas IndexTM	300%
Direxion Daily Natural Gas Related Bear 3X Shares		-300%
Direxion Daily Retail Bull 3X Shares	Russell 1000® Retail Index	300%
Direxion Daily Retail Bear 3X Shares		-300%

Because the Funds will seek to magnify the daily performance of their underlying indexes and benchmarks to a greater extent under their new investment objectives, each Fund will have the potential for greater gains, but will also be subject to the risks of greater losses for the Funds relative to benchmark performance.  Additionally, for a period longer than one day, the pursuit of daily goals may result in daily leveraged compounding for the Funds, which means that the return of an index over a period of time greater than one day multiplied by the Fund’s daily target (300% or -300%) generally will not equal a Fund’s performance over that same period.  The effects of such leveraged compounding will be greater for the Funds once their new investment objective is effective, due to the fact each Fund will attempt to magnify the performance of its benchmark to a greater extent (e.g., 300% as compared to 200%, or -300% as compared to -200%)  Consider the following examples:

Mary is considering investments in three Funds, Funds A, B and C.  Fund A is a traditional index ETF which seeks (before fees and expenses) to match the performance of the XYZ index.  Fund B is a leveraged ETF and seeks daily leveraged investment results (before fees and expenses) that correspond to 200% of the daily performance of the XYZ index.  Fund C is a leveraged ETF and seeks daily leveraged investment results (before fees and expenses) that correspond to 300% of the daily performance of the XYZ index.

On Day 1, the XYZ index increases in value from $100 to $105, a gain of 5%.  On Day 2, the XYZ index declines from $105 back to $100, a loss of 4.76%.  In the aggregate, the XYZ index has not moved.

An investment in Fund A would be expected to gain 5% on Day 1 and lose 4.76% on Day 2 to return to its original value.  The following example assumes a $100 investment in Fund A when the index is also valued at $100:

Day	Index Value	Index Performance	Value of Investment
	$100.00		$100.00
1	$105.00	5.00%	$105.00
2	$100.00	-4.76%	$100.00

The same $100 investment in Funds B and C, however, would be expected to gain in value on Day 1 but decline in value on Day 2.

The $100 investment in Fund B would be expected to gain 10% on Day 1 (200% of 5%) but decline 9.52% on Day 2.

Day	Index Performance	300% of Index Performance	Value of Investment
			$100.00
1	5.00%	10.0%	$110.00
2	-4.76%	-9.52%	$99.52

The $100 investment in Fund C would be expected to gain 15% on Day 1 (300% of 5%) but decline 14.28% on Day 2.

Day	Index Performance	300% of Index Performance	Value of Investment
			$100.00
1	5.00%	15.0%	$115.00
2	-4.76%	-14.28%	$98.57

Although the percentage declines in Funds B and C are smaller on Day 2 than the percentage gains on Day 1, the losses are applied to higher principal amounts, so the investments in Funds B and C experience a loss even when the aggregate index value for the two-day period has not declined.  (These calculations do not include the charges for expense ratio and financing charges.)

As you can see, investments in Funds B and C have additional risks due to the effects of leverage and compounding.  In addition, the effects of compounding are largest in Fund C, the 3X Fund.

For investments held for longer than a trading day, volatility in the performance of the benchmark from day to day is the primary cause of any disparity between a Fund’s actual returns, the product of the Fund’s beta and the returns of the benchmark for such longer period.  Volatility causes such disparity because it exacerbates the effects of compounding on a Fund’s returns.  In addition, while volatility greatly affects the investment returns of the 2X Funds, the effects of volatility are more pronounced in the 3X Funds.  For example, consider the following three examples that demonstrate the effect of volatility on a hypothetical 3X Fund:

Example 1 – Benchmark Index Experiences Low Volatility

Mary invests $10.00 in a 3X Bull Fund at the close of trading on Day 1.  During Day 2, the Fund’s benchmark rises from 100 to 102, a 2% gain.  Mary’s investment rises 6% to $10.60.  Mary holds her investment through the close of trading on Day 3, during which the Fund’s benchmark rises from 102 to 104, a gain of 1.96%.  Mary’s investment rises to $11.22, a gain during Day 3 of 5.88%.  For the two day period since Mary invested in the Fund, the benchmark gained 4% although Mary’s investment increased by 12.2%.  Because the benchmark index continued to trend upwards with low volatility, Mary’s return closely correlates to the 300% return of the return of the index for the period.

John invests $10.00 in a 3X Bear Fund at the close of trading on Day 1. During Day 2, the Fund’s benchmark gains 2%, and John’s investment falls by 6% to $9.40.  On Day 3, the benchmark rises by 1.96%, and John’s fund falls by 5.88% to $8.85. For the two day period the benchmark returned 4% while the fund lost 11.5%. John’s return still correlates to -300% return of the index, but not as closely as Mary’s investment in a 3X Bull Fund.

Example 2 – Benchmark Index Experiences High Volatility

Mary invests $10.00 in a 3X Bull Fund after the close of trading on Day 1.  During Day 2, the Fund’s benchmark rises from 100 to 102, a 2% gain, and Mary’s investment rises 6% to $10.60.  Mary continues to hold her investment through the end of Day 3, during which the Fund’s benchmark declines from 102 to 98, a loss of 3.92%.  Mary’s investment declines by 11.76%, from $10.60 to $9.35.  For the two day period since Mary invested in the Fund, the Fund’s benchmark index lost 2% while Mary’s investment decreased from $10 to $9.35, a 6.47% loss.  The volatility of the benchmark affected the correlation between the benchmark index’s return for the two day period and Mary’s return.  In this situation, Mary lost more than three times the return of the benchmark index.

Conversely, John invests $10.00 in a 3X Bear Fund after the close of trading on Day 1.  During Day 2, the Fund’s benchmark rises from 100 to 102, a 2% gain, and John’s investment falls 6% to $9.40.  John continues to hold his investment through the end of Day 3, during which the Fund’s benchmark declines from 102 to 98, a loss of 3.92%.  John’s investment rises by 11.76%, from $9.40 to $10.51.  For the two day period since John invested in the Fund, the Fund’s benchmark index lost 2% while John’s investment increased from $10 to $10.51, a 5.06% gain.  The volatility of the benchmark affected the correlation between the benchmark index’s return for the two day period and John’s return.  In this situation, John gained less than three times the return of the benchmark index.

Example 3 – Intra-day Investment with Volatility

The examples above assumed that Mary purchased the Fund at the close of trading on Day 1 and sold her investment at the close of trading on a subsequent day.  However, if she made an investment intra-day, she would have received a beta determined by the performance of the benchmark from the end of the prior trading day until her time of purchase on the next trading day.  Consider the following example.

Mary invests $10.00 in a 3X Bull Fund at 11 a.m. on Day 2.  From the close of trading on Day 1 until 11 a.m. on Day 2, the index moved from 100 to 102, a 2% gain.  In light of that gain, the Fund beta at the point at which Mary invests is 289%.  During the remainder of Day 2, the Fund’s benchmark rises from 102 to 110, a gain of 7.84%, and Mary’s investment rises 22.7% (which is the benchmark gain of 7.84% multiplied by the 289% beta that she received) to $12.27.  Mary continues to hold her investment through the close of trading on Day 2, during which the Fund’s benchmark declines from 110 to 90, a loss of 18.18%.  Mary’s investment declines by 54.5%, from $12.27 to $5.58.  For the period of Mary’s investment, the Fund’s benchmark declined from 102 to 90, a loss of 11.76%, while Mary’s investment decreased from $10.00 to $5.58, a 56% loss.  The volatility of the benchmark affected the correlation between the benchmark index’s return for period and Mary’s return.  In this situation, Mary lost more than three times the return of the benchmark index.  Mary was also hurt because she missed the first 2% move of the benchmark and had a beta of 289% for the remainder of Day 2.

The Funds are designed to be utilized only by sophisticated investors, such as traders and active investors employing dynamic strategies.  Such investors are expected to monitor and manage their portfolios frequently.  Investors in the Funds should: (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, (c) understand the risk of shorting, and (d) intend to actively monitor and manage their investments.  Investors who do not understand the Funds or do not intend to actively manage their funds and monitor their investments should not buy the Funds.  There is no assurance that any of the Funds offered in this prospectus will achieve their objectives and an investment in any Fund could lose money.  No single Fund is a complete investment program.

Market Volatility.  Each Fund seeks to provide a return which is a multiple of the daily performance of its benchmark.  No Fund attempts to, and no Fund should be expected to, provide returns which are a multiple of the return of the benchmark for periods other than a single day.  Each Fund rebalances its portfolio on a daily basis, increasing exposure in response to that day’s gains or reducing exposure in response to that day’s losses.

Daily rebalancing will impair a Fund’s performance if the benchmark experiences volatility.  For instance, a hypothetical 3X Bull Fund would be expected to lose 11% (as shown in Table 1 below) if its benchmark provided no return over a one year period during which its benchmark experienced annualized volatility of 20%.  A hypothetical 3X Bear Fund would be expected to lose 21% (as shown in Table 1 below) if its benchmark provided no return over a one year period during which its benchmark experienced annualized volatility of 20%.  If the benchmark’s annualized volatility were to rise to 40%, the hypothetical loss for a one year period for a 3X Bull Fund widens to approximately 38% while the loss for a 3X Bear Fund rises to 62%.

By comparison, a hypothetical 2X Bull Fund only would be expected to lose 4% (as shown in Table 2 below) if its benchmark provided no return over a one year period during which its benchmark experienced annualized volatility of 20%.  A hypothetical 2X Bear Fund would be expected to lose 12% (as shown in Table 2 below) if its benchmark provided no return over a one year period during which its benchmark experienced annualized volatility of 20%.  If the benchmark’s annualized volatility were to rise to 40%, the hypothetical loss for a one year period for a 2X Bull Fund widens to approximately 15% while the loss for a 2X Bear Fund rises to 45%.

At higher ranges of volatility, there is a chance of a near complete loss of Fund value even if the benchmark is flat.  For instance, if annualized volatility of the benchmark is 90%, both the 3X Bull and the 3X Bear Funds targeted to the same benchmark would be expected to lose more than 90% of their value even if the cumulative benchmark return for the year was 0%.  In addition, if annualized volatility of the benchmark is 90%, both a 2X Bull and a 2X Bear Fund targeted to the same benchmark would be expected to lose more than 76% and 99% respectively, of their value even if the cumulative benchmark return for the year was 0%.  An index’s volatility rate is a statistical measure of the magnitude of fluctuations in the returns of an index.

Table 1

Volatility Range	3X Bull Fund Loss	3X Bear Fund Loss

10%	-3%	-6%
20%	-11%	-21%
30%	-24%	-42%
40%	-38%	-62%
50%	-53%	-78%
60%	-67%	-89%
70%	-78%	-95%
80%	-87%	-98%
90%	-92%	-99%
100%	-96%	-99%

Table 2

Volatility Range	2X Bull Fund Loss	2X Bear Fund Loss

10%	-1%	-3%
20%	-4%	-12%
30%	-9%	-26%
40%	-15%	-45%
50%	-23%	-65%
60%	-33%	-92%
70%	-47%	-99%
80%	-55%	-99%
90%	-76%	-99%
100%	-84%	-99%

Since market volatility has negative implications for Funds which rebalance daily (and could potentially have greater negative implications once the change in investment objectives is effective), investors should be sure to monitor and manage their investments in the Funds in volatile markets.   The negative implications of volatility in Tables 1 and 2 can serve to illustrate to investors some sense of the risks of holding the Funds for long periods.

The Projected Return of a 3X Bull Fund for a Single Trading Day.  Each 3X Bull Fund seeks to provide a daily return that is a multiple of the daily return of a target index or benchmark.  Doing so requires the use of leveraged investment techniques, which necessarily incur financing charges.  For instance, the Direxion Daily Retail Bull 3X Shares seeks exposure to its benchmark in an amount equal to 300% of its assets, meaning it uses leveraged investment techniques to seek exposure to the Russell 1000® Retail Index in an amount equal to 300% of its net assets.  In light of the financing charges and the 3X Bull Funds’ operating expenses, the expected return of the 3X Bull Funds over one trading day is equal to the gross expected return, which is the daily benchmark return multiplied by the 3X Bull Funds’ target, minus (i) financing charges incurred by the portfolio and (ii) daily operating expenses.  For instance, if the Russell 1000® Retail Index returns 2% on a given day, the gross expected return of the Direxion Daily Retail Bull 3X Shares would be 6%, but the net expected return, which factors in the cost of financing the portfolio and the impact of operating expenses, would be lower.  Each Fund will reposition its portfolio at the end of every trading day.  Therefore, if an investor purchases Fund shares at close of the markets on a given trading day, the investor’s exposure to the target index of a 3X Bull Fund would reflect 300% of the performance of the index during the following trading day, subject to the charges and expenses noted above, regardless of whether the investor sells the shares during that day.

The Projected Return of a 3X Bear Fund for a Single Trading Day.  Each 3X Bear Fund seeks to provide a daily return which is a multiple of the inverse (or opposite) of the daily return of a target index or benchmark.  To create the necessary exposure, a 3X Bear Fund engages in short selling – borrowing and selling securities it does not own.  The money that a 3X Bear Fund receives from short sales – the short sale proceeds – is an asset of the 3X Bear Fund that can generate income to help offset the 3X Bear Fund’s operating expenses.  However, the costs of creating short exposure, which may require the Fund’s counterparties to borrow and sell certain securities, may offset or outweigh such income.  As the holder of a short position, a 3X Bear Fund also is responsible for paying the dividends and interest accruing on the short position, which is an expense to the Fund that could cause the Fund to lose money on the short sale and may adversely affect its performance.  Each Fund will reposition its portfolio at the end of every trading day.  Therefore, if an investor purchases Fund shares at close of the markets on a given trading day, the investor’s exposure to the target index of a 3X Bear Fund would reflect 300% of the inverse performance of the index during the following trading day, subject to the charges and expenses noted above, regardless of whether the investor sells the shares during that day.

The Projected Returns of Funds for Intra-Day Purchases.  Because the Funds rebalance their portfolios once daily, an investor who purchases shares during a day will likely have more, or less, than 300% leveraged investment exposure to the target index.  The exposure to the target index received by an investor who purchases a Fund intra-day will differ from the Fund’s stated daily leveraged investment goal (e.g., 300% or -300%) by an amount determined by the movement of the target index from its value at the end of the prior day.  If the target index moves in a direction favorable to the Fund between the close of the market on one trading day through the time on the next trading day when the investor purchases Fund shares, the investor will receive less exposure to the target index than the stated fund daily goal (e.g., 300% or -300%).  Conversely, if the target index moves in a direction adverse to the Fund, the investor will receive more exposure to the target index than the stated fund daily goal (e.g., 300% or -300%).

Table 3 below indicates the exposure to the target index that an intra-day purchase of a 3X Bull Fund would be expected to provide based upon the movement in the value of a 3X Bull Fund’s target index from the close of the market on the prior trading day.  Such exposure holds until a subsequent sale on that same trading day or until the close of the market on that trading day.  For instance, if the target index of a 3X Bull Fund has moved 2% in a direction favorable to a 3X Bull Fund, the investor would receive exposure to the performance of the target index from that point until the investor sells later that day or the end of the day equal to approximately 289% of the investor’s investment.

Conversely, if the target index has moved 2% in a direction unfavorable to a 3X Bull Fund, an investor at that point would receive exposure to the performance of the target index from that point until the investor sells later that day or the end of the day equal to approximately 313% of the investor’s investment.

The table includes ranges of index moves from 5% to -5% for the 3X Bull Fund. Index moves beyond the range noted below will result in exposure further from the Fund’s daily goal.

Table 3

Index Move	Resulting Exposure for 3X Bull Fund
-5%	3.35
-4%	3.23
-3%	3.20
-2%	3.13
-1%	3.06
0%	3.00
1%	2.94
2%	2.89
3%	2.84
4%	2.79
5%	2.74

Table 4 below indicates the exposure to the target index that an intra-day purchase of a 3X Bear Fund would be expected to provide based upon the movement in the value of the 3X Bear Fund’s target index from the close of the market on the prior trading day.  Such exposure holds until a subsequent sale on that same trading day or until the close of the market on that trading day.  Table 4 indicates that, if the target index of a 3X Bear Fund has moved 2% in a direction favorable to the 3X Bear Fund, the investor would receive exposure to the performance of the target index from that point until the investor sells later that day or the end of the day equal to approximately -277% of the investor’s investment.  Conversely, if the target index has moved 2% in a direction unfavorable to the 3X Bear Fund, an investor would receive exposure to the performance of the target index from that point until the investor sells later that day or the end of the day equal to approximately -326% of the investor’s investment.

The table includes a range of index moves from 5% to -5% for the 3X Bear Fund.  Index moves beyond the range noted below will result in exposure further from the Fund’s daily goal.

Table 4

Index Move	Resulting Exposure for 3X Bear Fund
-5%	-2.48
-4%	-2.57
-3%	-2.67
-2%	-2.77
-1%	-2.88
0%	-3.00
1%	-3.12
2%	-3.26
3%	-3.40
4%	-3.55
5%	-3.71

These tables are intended to simply underscore the fact that the Funds are designed as short-term trading vehicles for investors who intend to actively monitor and manage their portfolios.  The Funds are not intended to be used by, and are not appropriate for, investors who do not intend to actively monitor and manage their portfolios.  Investors should carefully consider the investment objectives, risks, charges and expenses of the Funds before investing.  This and other information can be found in the Funds’ prospectus.  To obtain a prospectus, please visit www.direxionshares.com or call (800) 476-7523.

Questions regarding these changes may be directed to the Fund at (800) 476-7523.

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Please retain a copy of this Supplement with your Prospectus and SAI.